UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2024

MOVELLA HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40074	98-1575384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 110, 3535 Executive Terminal Drive
Henderson, NV                              89052
(Address of Principal Executive Offices)                         (Zip Code)
(725) 238-5682
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	MVLA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50	MVLAW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On April 1, 2024, Movella Holdings Inc. (“Movella” or the “Company”) filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to voluntarily delist its shares of common stock, par value $0.00001 per share, and warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share (collectively, the “Securities”) from trading on The Nasdaq Stock Market LLC (“Nasdaq”) in connection with its previously announced plan to delist the Company’s Securities from trading on Nasdaq.

The Company expects that trading will be suspended on April 2, 2024 prior to the market opening and that the delisting will occur ten days after the filing of Form 25. Following the delisting, any trading in the Securities would only occur in privately negotiated sales and potentially on an over‐the‐counter market. The Company expects to have its Securities quoted on a market operated by OTC Markets Group Inc. (the “OTC”) around or after April 12th so that a trading market may continue to exist for the Securities. There is no assurance, however, that a broker will continue to make a market in the Securities or that trading thereof will continue on an OTC market or otherwise.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect the beliefs and assumptions of Movella’s management as of the date hereof. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions or the negative thereof, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: the anticipated timing of the suspension of trading and the delisting of the Company’s Securities from Nasdaq, the potential trading of the Company’s Securities after the delisting, the Company’s expectations regarding quotation of the Securities on the OTC (including that a trading market may not continue to exist for the Securities on the OTC or otherwise) and anticipated timing thereof, and the timing of actions by Nasdaq or the OTC, including with respect to the suspension of trading and delisting of the Securities or any quotation thereof on the OTC. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, including, but not limited to, the risks disclosed in Movella’s SEC filings, including without limitation, Movella’s annual report on Form 10-K, quarterly reports on Form 10-Q, and subsequent filings made by Movella with the SEC. Further, if any of the assumptions underlying the forward-looking statements prove incorrect, actual results could differ materially from the results expressed or implied by these forward-looking statements. There may be additional risks that the Company presently knows or currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements speak only as of the date on which they are made. Except as required by law, Movella undertakes no obligation to update or revise any forward-looking statements.

Item 7.01	Regulation FD Disclosure.

On April 1, 2024, the Company issued a press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, regarding the filing of the Form 25.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to liability under that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
99.1	Press Release dated April 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Movella Holdings Inc.

April 1, 2024

	By:	/s/ Stephen Smith
	Name:	Stephen Smith
	Title:	Chief Financial Officer